EXHIBIT 99.1

SPINDLETOP OIL & GAS CO. Announces Board Review of Strategic Alternatives

July 27, 2021 – 10:00 a.m.

Dallas, Texas / Newswire / July 27, 2021 / Spindletop Oil & Gas Co. (The Company) (OTC: SPND), today announced that its Board of Directors has initiated a review of strategic alternatives to attempt to enhance shareholder value. Strategic alternatives may include a possible sale of all or a material portion of assets, either in one transaction or in a series of transactions, a merger of the Company or other form of business combination involving the Company and a third party, the purchase of additional assets or the outright sale of the Company or recapitalization of the Company.

No definitive timeline has been established for this process and there can be no assurance that the strategic alternatives review process will result in a transaction or other strategic change or outcome. The company does not expect to discuss or disclose further developments regarding the strategic alternatives review process unless and until its Board of Directors has approved a specific course of action or the Company has otherwise determined that further disclosure is appropriate or required by law.

About Spindletop Oil & Gas Co.

Spindletop Oil & Gas Co. (OTC: SPND) is a publicly traded company engaged in the exploration, development, and production of crude oil and natural gas in the United States. The Company operates oil and natural gas wells in several states with a large concentration of production in Texas. For more information, contact Chris Mazzini, President, at cmazzini@spindletopoil.com or visit www.spindletopoil.com. Information on such website referred above in this press release is not incorporated by reference into this press release.

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning our business strategies, strategic alternatives review process, plans and objectives, market potential, future financial performance, planned operational and product improvements, liquidity and other matters. These statements often include words such as "believe," "expect," "project," "anticipate," "consider," "explore," "potential," "intend," "plan," "estimate," "target," "seek," "will," "may," "would," "should," "could," "forecasts," "mission," "strive," "more," "goal" or similar expressions. Forward-looking statements are based on our current expectations, beliefs, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of performance or results. Our actual results and strategic actions could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions.

EXHIBIT 99.1

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control that could cause our actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see our Annual Report on Form 10-K for the period ended December 31, 2020, our Quarterly reports on Form 10-Q for the three-month periods ended March 31, 2021, respectively, our Current Reports on Form 8-K and our other filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release are qualified by these cautionary statements. The forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the Federal securities laws.